SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       March 19, 2004
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                                    (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                 001-32131                     13-3447441
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(State of Incorporation)        (Commission                  (I.R.S. Employer
                                 File Number)               Identification No.)

745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000




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ITEM 5.  Other Events
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         On March 19, 2004, Lehman ABS Corporation ("LABS") transferred
$25,000,000 aggregate principal amount of 6.345% Capital Securities due February, 2034, issued by Goldman Sachs Capital I , to the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 Trust established by LABS, which issued Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-6 pursuant to a standard terms for trust agreements, dated as of January 16, 2001, between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of March 19, 2004 (the "Series Supplement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated March 10, 2004 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
---------------             ------------------
         4.1 Series Supplement, dated as of March 19, 2004, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEHMAN ABS CORPORATION


                                              By: /s/ Paul Mitrokostas
                                                  ------------------------------
                                                  Name: Paul Mitrokostas
                                                  Title: Senior Vice President

March 19, 2004


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INDEX TO EXHIBITS
    Exhibit No.                                      Description
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        4.1           Series Supplement, dated as of March 19, 2004, between
                      Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.